                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT FEDERAL HOLDINGS, INC.                        CASE NO.:  97-21387-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                               2/28/98
                                                                         -------

COMES NOW, MMT FEDERAL HOLDINGS, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98
                                                   ------            -------
as shown by the report and exhibits consisting 10 pages and containing the
                                               --
following, as indicated:

             X     Monthly Reporting Questionnaire (Attachment 1)
        ----------

             X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
        ----------

             X     Summary of Accounts Receivable (Form OPR-3)
        ----------

             X     Schedule of Post-Petition Liabilities (Form OPR-4)
        ----------

             X     Income Statement (Form OPR-5)
        ----------

             X     Statement of Sources and Uses of Cash (Form OPR-6)
        ----------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:     3/18/98                 DEBTOR-IN-POSSESSION
          -------                 By: /S/ F. GORDON BITTER
                                     -------------------------------------
                                  Name & Title: F. Gordon Bitter, Vice President
                                                MMT Federal Holdings, Inc.
                                                400-2 Totten Pond Road
                                                Waltham, MA 02109
                                                Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MOLTEN METAL TECHNOLOGY, INC (CONSOLIDATED)        CASE NO.: 97-21385-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


               NOTE TO THE MONTHLY OPERATING REPORT:


               Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT FEDERAL HOLDINGS, INC.                        CASE NO.:  97-21387-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

NOTE TO THE MONTHLY OPERATING REPORT:

Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or t


                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                       ---------


                                               FILING     MONTH    MONTH    MONTH     MONTH    MONTH       MONTH        MONTH
                                                DATE      ENDED    ENDED    ENDED     ENDED    ENDED       ENDED        ENDED
                                              12/3/97   12/31/97  1/31/98  2/28/98
                                         -------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash                                            500       500       500      500
Other negotiable instruments
 (i.e. CD's, Treasury Bills,
  Etc.)
Accounts Receivable-Trade, Net
 (OPR-3)
Less: allowance for doubtful
 accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits

Other:
   Stock & interests in:
   M4 Environmental Management, Inc.
    (100%)                                    Unknown   Unknown   Unknown  Unknown
   Lockheed Martin Chemical
      Demilitarizaiton LLC (50% owned,        Unknown   Unknown   Unknown  Unknown
      50% owned by Lockheed Martin)
                                              --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            500       500       500      500          0         0          0          0
                                              --------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

                                              --------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 0         0         0        0          0         0          0          0
                                              --------------------------------------------------------------------------------------
OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
   10% OF "TOTAL ASSETS")
   Intangible Assets                                                                                0
   Less: Accumulated Amortization

                                              --------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                0         0         0        0          0         0          0          0
                                              --------------------------------------------------------------------------------------

TOTAL ASSETS                                    500       500       500      500          0         0          0          0
                                              ======================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                       ---------


                                              FILING      MONTH    MONTH    MONTH      MONTH     MONTH      MONTH       MONTH
                                               DATE       ENDED    ENDED    ENDED      ENDED     ENDED      ENDED       ENDED
                                              12/3/97   12/31/97  1/31/98  2/28/98
                                         -------------------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany
  Obligations due to cash transfers
  in Post Petition Operations
Unsecured Debt-Obligations incurred
  in Post Petition Operations
  (See Form OPR-4)
                                         -------------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                   0         0         0        0          0         0          0          0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                -----------------------------------------------------------------------------
TOTAL LIABILITIES                                 0         0         0        0          0         0          0          0
                                                -----------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                     10        10        10       10
Paid in Capital                                 990       990       990      990
Valuation Allowance                            (500)     (500)     (500)    (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
      Through Filing Date
      Post Filing Date

                                                -----------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY
 (DEFICIT)                                      500       500       500      500           0         0          0          0
                                                -----------------------------------------------------------------------------


TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                        500       500       500      500           0         0          0          0
                                                =============================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                                                    0-30        31-60       61-90         OVER
                                                       TOTAL        DAYS        DAYS        DAYS        90 DAYS
                                                  ------------------------------------------------------------------
DATE OF FILING:12/3/97                                   0
               Allowance for doubtful accounts           0
                                                       -------------------------------------------------------------
                                                         0            0           0            0            0
                                                       =============================================================
MONTH:         12/31/97                                  0
               Allowance for doubtful accounts           0
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================
MONTH:         1/31/98                                   0
               Allowance for doubtful accounts           0
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================
MONTH:                                                   0
               Allowance for doubtful accounts           0
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================
MONTH:                                                   0
               Allowance for doubtful accounts           0
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================
MONTH:                                                   0
               Allowance for doubtful accounts           0
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================
MONTH:
               Allowance for doubtful accounts
                                                        ------------------------------------------------------------
                                                         0            0           0            0            0
                                                        ============================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                             DATE          DATE        TOTAL       0-30        31-60        61-90        OVER
                                           INCURRED         DUE         DUE        DAYS         DAYS        DAYS       90 DAYS
                                        -------------------------------------------------------------------------------------------

TAXES PAYABLE

  Federal Income Taxes                                                 NONE
  FICA-Employer's Share                                                NONE
  FICA-Employee's Share                                                NONE
  Unemployment Tax                                                     NONE
  State Sales & Use Tax                                                NONE
  State __________ Tax                                                 NONE
  Personal Property Tax                                                NONE

                                                              ---------------------------------------------------------------------
TOTAL TAXES PAYABLE                                                      0           0            0           0            0
-------------------
                                                              ---------------------------------------------------------------------

POST PETITION SECURED DEBT
--------------------------
DIP FINANCING

ACCRUED INTEREST PAYABLE

                                                              ---------------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                         0           0            0           0            0
--------------------------------
                                                              ---------------------------------------------------------------------

POST PETITION UNSECURED DEBT
----------------------------

TRADE ACCOUNTS PAYABLE & OTHER:
  Trade Accounts Payable
   (see attached schedules)
  Payroll withholdings
  Accrued Payroll
  Accrued expenses

                                                              ---------------------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                     0           0            0           0            0
                                                              ---------------------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                     0           0            0           0            0
                                                              =====================================================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                         PRE        POST       MONTH      MONTH     MONTH   MONTH    MONTH      MONTH     MONTH
                                      PETITION   PETITION      ENDED      ENDED     ENDED   ENDED    ENDED      ENDED     ENDED
                                       12/3/97   12/31/97     1/31/98    2/28/98
                                     -----------------------------------------------------------------------------------------------

NET REVENUE (INCOME)
                                     -----------------------------------------------------------------------------------------------

COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages
   capitalized in fixed assets
  Benefits
  Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal costs-secondary wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes
  Telephone
  Transportation
  Travel & entertainment
  Utilities

                                     -----------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                  0          0           0          0         0        0        0          0         0
                                     -----------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST,
  DEPRECIATION, TAXES, OR
  EXTRAORDINARY EXPENSES                  0          0           0          0         0        0        0          0         0
                                     -----------------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                     -----------------------------------------------------------------------------------------------

NET INCOME (LOSS)                       NONE        NONE       NONE        NONE       0        0        0          0         0
                                     ===============================================================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                                                                TOTAL
                                                        PRE        POST       MONTH      MONTH    MONTH    MONTH   MONTH    MONTH
                                                     PETITION    PETITION     ENDED      ENDED    ENDED    ENDED   ENDED    ENDED
                                                     12/1-12/2  12/3-12/31   12/31/97   1/31/98   2/28/98
                                                     -------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:
Net Earnings (Loss)                                                  NONE      NONE      NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:

 Depreciation & Amortization                                           0         0         0         0
 Decrease (Increase)-Accounts Receivable                               0         0         0         0
 Decrease (Increase)-Inventories                                       0         0         0         0
 Decrease (Increase)-Prepaid Expenses                                  0         0         0         0
 Decrease (Increase)-Other Assets                                      0         0         0         0
 Increase (Decrease)-Pre Petition Liabilities                          0         0         0         0
 Increase (Decrease)-Post Petition Liabilities                         0         0         0         0
                                                     -------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          0            0         0         0         0         0       0       0
                                                     -------------------------------------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES
  Capital Expenditures                                                 0         0         0         0
  Sale of Net Fixed Assets
                                                     -------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES          0            0         0         0         0         0       0       0
                                                     -------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase (Decrease)-Morgens Waterfall                                 0         0         0         0
 Increase (Decrease)-Shareholder Valuations                            0         0         0         0

 Purchase of Treasury Stock-Preferred Shares

                                                     -------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES          0            0         0         0         0         0       0       0
                                                     -------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      0            0         0         0         0         0       0       0

Cash and Cash Equivalents at Beginning of Period                      500       500       500       500       500     500     500
                                                     -------------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                0           500       500       500       500       500     500      500
                                                     ===============================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNARIE

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK


                                                            MONTH ENDED: 2/28/98
                                                            --------------------

                                                                          PAGE 1

1. PAYROLL
     State the amount of all executive wages paid and taxes withheld and paid.

     NAME AND TITLE OF            DATE        WAGES PAID        TAXES WITHHELD
     EXECUTIVE                    PAID      GROSS     NET      DUE      PAID
     ------------------           ----------------------------------------------

     THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

     F. Gordon Bitter, CEO & CFO, Director
     Ethan E. Jacks, VP, General Counsel, Secretary
     Elliot J. Mark, Assistant Secretary
     Charles W. Shaver, President & COO, Director
     Willis Wang, Assistant Secretary

                                          --------------------------------------
     TOTAL EXECUTIVE PAYROLL                  0        0        0         0
                                          ======================================

2.  INSURANCE

      Is Workers' Compensation and other insurance in effect?    N/A
                                                                 ---
      Are payments current?
                                                                 ---

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                         DATE
                            COVERAGE   POLICY   EXPIRATION  PREMIUM    COVERAGE
TYPE     CARRIER NAME        AMOUNT    NUMBER      DATE      AMOUNT    PAID THRU
--------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNARIE

CASE NAME:   MMT FEDERAL HOLDINGS, INC.
CASE NUMBER: 97-21387-CJK

3.  BANK ACCOUNTS

                                           MMT FED
                                          OPERATING           TOTAL
                                          ---------           -----

BANK NAME                                 U.S. TRUST

ACCOUNT NUMBER                           002239244-1

BEGINNING BOOK BALANCE                           500          500

PLUS:    Deposits-Collections of A/R
         Other Receipts
         Loan Advances

LESS:    Disbursements
         Payroll
         Returned Checks
         Loan Repayments

OTHER:   Adjustments
         Transfers In (Out)

                                         -----------          -----
ENDING BOOK BALANCE                              500           500
                                         ===========          =====



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

     Payments To/On                        Amount     Date    Check #
     ------------------                   -----------------------------

     PROFESSIONALS (ATTORNEYS,
     ACCOUNTANTS, ETC.):

                                             NONE

                                          ----------
                                                  0
                                          ==========

     PRE-PETITION DEBTS

                                             NONE


                                          ----------
     TOTAL PAYMENTS OF
     PRE-PETITION DEBTS                           0
                                          ==========

                         INSURANCE EXPIRATION STATEMENT                EXHIBIT D


                                    INSURANCE   COVERAGE    POLICY   EXPIRATION    PREMIUM      COVERAGE
CARRIER NAME AND ADDRESS     TYPE     AGENT      AMOUNT     NUMBER      DATE        AMOUNT      PAID THRU
----------------------------------------------------------------------------------------------------------

     SEE ATTACHED




     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

     Date: 3/18/98
           -------

                                       MOLTEN METAL TECHNOLOGY, INC.


                                       By: /S/ F. GORDON BITTER
                                           ---------------------------------
                                           F. Gordon Bitter
                                           Chief Executive Officer

                                       MMT OF TENNESSEE, INC.


                                       By: /S/ F. GORDON BITTER
                                           ---------------------------------
                                           F. Gordon Bitter
                                           Vice President


                                       M4 ENVIRONMENTAL MANAGEMENT, INC.


                                       By: /S/ F. GORDON BITTER
                                           ---------------------------------
                                           M4 ENVIRONMENTAL MANAGEMENT, INC.
                                           General Partner

                                       MMT FEDERAL HOLDINGS, INC.


                                       By: /S/ F. GORDON BITTER
                                           ---------------------------------
                                           F. Gordon Bitter
                                           Vice President